SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2004

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 5.  Other Events.

     On March 31, 2004, Metrocall Holdings, Inc. issued a press release, which is included as Exhibit 99.1 hereto and has been incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 31, 2004 (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on March 31, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By: /s/ George Z. Moratis
Name: George Z. Moratis
Title: Chief Financial Officer and Treasurer

Dated: March 31, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 31, 2004 (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on March 31, 2004).